OPPENHEIMER QUEST GROWTH & INCOME VALUE FUND
Class C Share Certificate (8-1/2" x 11")


I.   FACE OF CERTIFICATE (All text and other matter lies within
               8-1/4" x 10-3/4" decorative border, 5/16" wide)

               (upper left corner, box with heading: NUMBER [of shares]

               (upper right corner)  [share certificate no.] XX-000000

               (upper right box, CLASS C SHARES
               below cert. no.)

               (centered
               below boxes)    Oppenheimer Quest for Value Funds

               A MASSACHUSETTS BUSINESS TRUST

               SERIES:  OPPENHEIMER QUEST GROWTH & INCOME VALUE FUND

     (at left) THIS IS TO CERTIFY THAT         (at right) SEE REVERSE FOR
                                                       CERTAIN DEFINITIONS

                                               (box with number)
                                               CUSIP 68380E 601

     (at left)     is the owner of

     (centered)      FULLY PAID CLASS C SHARES OF
                     BENEFICIAL INTEREST OF

                     OPPENHEIMER QUEST GROWTH & INCOME VALUE FUND

          A series of Oppenheimer Quest for Value Funds (hereinafter called the "Trust"), transferable only on the books of the Trust by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Declaration of Trust of the Trust to all of which the holder by acceptance hereof assents. This certificate is not valid until countersigned by the Transfer Agent.















               WITNESS the facsimile seal of Trust and the signatures of its duly authorized officers.

               (signature                 Dated:    (signature
               at left of seal)                     at right of seal)

               /s/ George C. Bowen                  /s/ Bridget Macaskill

               _______________________              ___________________
               TREASURER                            PRESIDENT

                           (centered at bottom)
                      1-1/2" diameter facsimile seal
                               with legend
                     OPPENHEIMER QUEST FOR VALUE FUNDS
                                   SEAL
                                   1987
                      COMMONWEALTH OF MASSACHUSETTS


(at lower right, printed
 vertically)                        Countersigned
                                    OPPENHEIMER SHAREHOLDER SERVICES
                                    (A DIVISION OF OPPENHEIMER MANAGEMENT
                                          CORPORATION)
                                    Denver (CO)          Transfer Agent

                                    By ____________________________
                                          Authorized Signature


II. BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with
                     rights of survivorship and not
                     as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
                               (Cust)                          (Minor)

                               UNDER UGMA/UTMA      ___________________
                                                         (State)


Additional abbreviations may also be used though not in the above list.

For Value Received ................ hereby sell(s), assign(s), and transfer(s) unto




PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)



_______________________________________________________________________
       (Please print or type name and address of assignee)

______________________________________________________

________________________________________________Class C Shares of
beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________________________ Attorney to transfer the said shares on the books of the within named Trust with full power of substitution in the premises.

Dated: ______________________

                               Signed: __________________________

                                    ___________________________________
                                    (Both must sign if joint owners)

                               Signature(s) __________________________
                               guaranteed           Name of Guarantor
                               by:        _____________________________
                                               Signature of
                                               Officer/Title

(text printed             NOTICE: The signature(s) to this assignment must
vertically to right       correspond with the name(s) as written upon the
of above paragraph)       face of the certificate in every particular
                          without alteration or enlargement or any change whatever.

(text printed in          Signatures must be guaranteed by a financial
box to left of            institution of the type described in the current
signature(s))             prospectus of the Trust.



















PLEASE NOTE: This document contains a watermark          OppenheimerFunds
when viewed at an angle.  It is invalid without this     "four hands"
watermark:                                               logotype








__________________________________________________________________________
     THIS SPACE MUST NOT BE COVERED IN ANY WAY




















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